UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 28, 2011

EpiCept Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Old Saw Mill River Rd., Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-606-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2011, the registrant, EpiCept Corporation (the "Company"), entered into a Securities Purchase Agreement with an investor relating to the issuance and sale in a public offering of approximately 7.1 million shares (the "Shares") of the Company’s common stock, par value $.0001 per share (the "Common Stock"), at a price of $0.65 per share and warrants to purchase approximately 5.3 million shares of Common Stock (the "Warrants," and together with the Shares, the "Securities"). The closing occurred on March 30, 2011. Net proceeds to the Company from the sale of the Securities will be approximately $4.3 million. The Company intends to use the net proceeds it receives to meet the Company’s working capital needs, repay indebtedness and for general corporate purposes. The proceeds of this offering together with existing cash are expected to be sufficient to fund operations into 2012. A copy of the Securities Purchase Agreement is attached hereto and incorporated herein by reference as Exhibit 10.1.

The Warrants have an initial exercise price of $0.72 per share, are not exercisable for six months following the date of issuance, and have a term of five and one-half years from the date of issuance. The exercise price and number of shares issuable upon exercise of the warrants are subject to adjustment in the event of stock splits or dividends, business combinations, sale of assets or other similar transactions but not as a result of future transactions at lower prices. A copy of the form of Warrant is attached hereto and incorporated herein by reference as Exhibit 4.1.

Rodman & Renshaw, LLC acted as the exclusive placement agent for the offering. A copy of the Placement Agent Agreement is filed as an exhibit hereto and incorporated herein by reference as Exhibit 10.2, and an amendment thereto is incorporated herein by reference as Exhibit 10.3.

The Securities were offered under the Company’s previously filed Registration Statement on Form S-3 (Registration No. 333-160571), which was declared effective on July 23, 2009, and contained a base prospectus. The Company filed a prospectus supplement relating to the offering with the Securities and Exchange Commission on March 30, 2011.

The foregoing is a summary of the terms of the Securities Purchase Agreement, Placement Agent Agreement and Form of Warrant and is qualified in its entirety by reference to the full text of each of those documents, copies of which are filed as exhibits to this Current Report.

The Company issued a press release announcing the offering on March 28, 2011. A copy of the press release is attached hereto and incorporated herein by reference as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1 Form of Warrant.
5.1 Opinion of Eilenberg & Krause LLP
10.1 Securities Purchase Agreement, dated March 28, 2011.
10.2 Placement Agent Agreement, dated June 22, 2010 (incorporated by reference to Exhibit 10.2 to EpiCept Corporation’s Current Report on Form 8-K filed July 1, 2010).
10.3 Amendment to Placement Agent Agreement, dated February 11, 2011(incorporated by reference to Exhibit 10.3 to EpiCept Corporation’s Current Report on Form 8-K filed February 11, 2011).
99.1 Press release, dated March 28, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EpiCept Corporation

March 30, 2011	By:	/s/ Robert W. Cook

Name: Robert W. Cook
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	Form of Warrant
5.1	Opinion of Eilenberg & Krause LLP
10.1	Securities Purchase Agreement, dated March 28, 2011.
99.1	Press release, dated March 28, 2011.